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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement of Form S-8 (Registration No. 33-61851) of our report dated February 10, 2000 relating to the financial statements and financial statement schedule, which appears in Puget Sound Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


PRICEWATERHOUSECOOPERS LLP

Seattle, Washington
January 2, 2001